UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 14, 2005
PETROHAWK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25717 (Commission File Number)	86-0876964 (I.R.S. Employer Identification No.)

1100 Louisiana, Suite 4400 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (832) 204-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Stock Purchase Agreement
Asset Purchase Agreement

Item 1.01 Entry into a Material Definitive Agreement
     On December 14, 2005, Petrohawk Energy Corporation (“Petrohawk”) entered into a Stock Purchase Agreement with Winwell Resources, Inc. (“Winwell”) and all of Winwell’s shareholders pursuant to which Petrohawk agreed to purchase all of the issued and outstanding shares of Winwell common stock. Total consideration for the shares of Winwell common stock will be in the form of cash and in the amount of One Hundred Seventy-Five Million and 00/100 Dollars ($175,000,000), subject to certain adjustments set forth more fully in the agreement. The stock purchase agreement contains customary representations and warranties and covenants for a transaction of this type and is attached to this Form 8-K as Exhibit 2.1.
     Also on December 14, 2005, Petrohawk entered into an Asset Purchase Agreement with Redley Company, Burris Run Company and Red Clay Minerals (collectively, “Seller”) to purchase certain assets of Seller for cash consideration in the amount of Eighty-Six Million Six Hundred Seventy Thousand and 00/100 Dollars ($86,670,000), subject to certain adjustments set forth more fully in the agreement. The asset purchase agreement contains customary representations and warranties and covenants for a transaction of this type, has an economic effective date of January 1, 2006 and is attached to this Form 8-K as Exhibit 2.2.
     The entry into both the asset purchase agreement and the stock purchase agreement were approved by Petrohawk’s Board of Directors prior to their execution by Petrohawk. The transactions contemplated by both agreements are expected to close sometime in January, 2006. The foregoing descriptions of the stock purchase agreement, the asset purchase agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to such documents.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

2.1	Stock Purchase Agreement among Winwell Resources, Inc. and all of its Shareholders, as Sellers, and Petrohawk Energy Corporation, as Buyer, dated as of December 14, 2005.

2.2	Asset Purchase Agreement among Redley Company, Burris Run Company and Red Clay Minerals, collectively as Seller, and Petrohawk Energy Corporation, as Buyer, dated as of December 14, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION
By	/s/ Shane M. Bayless
Executive Vice President- Chief Financial Officer and Treasurer

Date: December 20, 2005

EXHIBIT INDEX
2.1	Stock Purchase Agreement among Winwell Resources, Inc. and all of its Shareholders, as Sellers, and Petrohawk Energy Corporation, as Buyer, dated as of December 14, 2005.
2.2	Asset Purchase Agreement among Redley Company, Burris Run Company and Red Clay Minerals, collectively as Seller, and Petrohawk Energy Corporation, as Buyer, dated as of December 14, 2005.